Convertible notes, net (Tables)	12 Months Ended
Mar. 31, 2019
Convertible notes, net
Schedule of interest relating to the Notes

	Year ended March 31,
	2017	2018	2019	2019
	RMB	RMB	RMB	US$

KKR Notes interest incurred	65,130	1,454	—	—
GM Notes interest incurred	48,863	1,113	—	—
Amortization of debt issuance costs	3,947	690	—	—
Total interest expense	117,940	3,257	—	—